October 1, 2011
DIAMOND HILL FUNDS
Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Strategic Income Fund
Supplement to Prospectus Dated February 28, 2011 (as amended August 19, 2011)
Effective October 1, 2011, the management fees for the Diamond Hill Large Cap Fund will decrease from 0.60% to 0.55%. This fee reduction represents a contractual fee change. Therefore, the Large Cap Fund Annual Operating Expenses table on Page 9 is deleted in its entirety and replaced with the following table:
Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management fees	0.55%	0.55%	0.55%
Distribution (12b-1) fees	0.25%	1.00%	NONE
Other expenses[1]	0.28%	0.28%	0.26%
Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%

Total annual operating expenses	1.09%	1.84%	0.82%

[1]	Other expenses have been restated to reflect current fees.

[2]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.
The Large Cap Fund Expense Example table on Page 9 is deleted in its entirety and replaced with the following:
Expense Example

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$606	$829	$1,071	$1,762
Class C	Sold	$287	$579	$995	$2,159
	Held	$187	$579	$995	$2,159
Class I	Sold or Held	$84	$262	$455	$1,014
Finally, the third paragraph on Page 28 under the heading “Management of the Funds” is deleted in its entirety and replaced with the following:
The Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund, and Diamond Hill Strategic Income Fund are authorized to pay the Adviser an annual fee equal to 0.80%, 0.75%, 0.55%, 0.70%, 0.90%, 1.00%, and 0.50% respectively, of their average daily net assets.
     This Supplement and the Prospectus dated February 28, 2011 provide the information a prospective investor ought to know before investing and should be retained for future reference.

DIAMOND HILL FUNDS
Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Strategic Income Fund
Supplement dated October 1, 2011
to the Statement of Additional Information dated February 28, 2011, as amended
The second paragraph under The Investment Adviser on page 40 is deleted and replaced in its entirety with the following:
Under the terms of each Fund’s management agreement with its Adviser (each a “Management Agreement”), the Adviser manages the Fund’s investments. As compensation for management services, the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund and Diamond Hill Strategic Income Fund are obligated to pay the Adviser fees computed and accrued daily and paid monthly at an annual rate of 0.80%, 0.75%, 0.55%, 0.70%, 0.90%, 1.00% and 0.50% respectively, of the average daily net assets of the respective Fund.
This Supplement and the prospectus and Statement of Additional Information dated February 28, 2011, as amended, provide the information a prospective investor ought to know before investing and should be retained for future reference.